                                                                   EXHIBIT 10.47

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                       OF
                             THE DWYER GROUP, INC.
                             ---------------------


     This NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into as of July 1, 1996 by and between W. PAUL WOODY, individually (the "Holder") and THE DWYER GROUP, INC., a Delaware corporation (the "Company").

     WHEREAS, the Board of Directors of the Company has approved the grant to Holder, an independent consultant of the Company, of non-qualified options to purchase twenty-five thousand (25,000) shares of the Company's common stock, $.10 par value (such class of stock being referred to herein as the "Stock"), at three and 375/1000 dollars ($3.375) per share (the "Exercise Price") and authorized the Company to prepare and execute a non-qualified stock option agreement to evidence such grant.

     NOW, THEREFORE, for the premises stated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder hereby agree as follows:

     1.   Exercise of Option.  This Option shall be exercisable with respect to
          ------------------
the number of shares listed at the times set forth in the following schedule:


         Number of Shares                 Date
         ----------------             ------------

               5,000                  July 1, 1996
               5,000                  July 1, 1997
               5,000                  July 1, 1998
               5,000                  July 1, 1999
               5,000                  July 1, 2000

by presentation and surrender to Company at its principal office of the Purchase Form annexed hereto duly executed and accompanied by payment, in cash, certified or official bank check payable to the order of Company in the amount of the Exercise Price for the number of Option Shares specified in such form. Upon and as of receipt by Company at its office, in proper form for exercise and accompanied by payment as herein provided, Holder shall be deemed to be the holder of record of the shares of Stock issuable upon such exercise, notwithstanding that the stock transfer books of Company shall then be closed or that certificates representing such shares of Stock shall not then be actually delivered to Holder. After the Option becomes exercisable, it may thereafter be exercised, as to the number of shares becoming exercisable, at any time and from time to time until termination of this Option Agreement on the Expiration Date, as that term is hereinafter defined.

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 1
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     2.   Reservation of Shares.  Company shall at all times after July 1, 1996
          ---------------------
(the "Commencement Date") and until the date which is five (5) years after the Commencement Date (the "Expiration Date") of this Option, have the number of Option Shares as shall be required for issuance and delivery upon exercise of this Option.

     3.   Restrictions on Exercise.  This Option:
          ------------------------

          A. may be exercised only with respect to full shares and no factional share of stock shall be issued;

          B. may not be exercised in whole or in part and no cash or certificates representing shares subject to such Option shall be delivered if any requisite approval or consent of any government authority of any king having jurisdiction over the exercise of Options shall not have been secured.

     4.   Non-Assignability.  This Option is not assignable or transferable by
          -----------------
the Holder except by will or by the laws of descent and distribution.

     5.   Adjustment in the Number of Option Shares Purchasable and Exercise
          ------------------------------------------------------------------
Price.
-----

          A. The number of shares of Stock for which this Option may be exercised shall be subject to adjustment as follows:

               (1) in the event there is a subdivision or combination of the outstanding shares of Stock into a larger or smaller number of shares, the number of shares of Stock for which this Option may be exercised shall be increased or reduced in the same proportion as the increase or decrease in the outstanding shares of Stock:

               (2) if Company declares a dividend on Stock payable in Stock or securities convertible into Stock, the number of shares of Stock for which this Option may be exercised shall be increased, as of the record date for determining which holders of Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Stock as a result of such dividend:

               (3) if Company decides to offer rights to all holders of Stock which entitle them to subscribe to additional Stock or securities convertible into Stock, Company shall give written notice of any such proposed rights offering the Holder at least fifteen days prior to the proposed record date in order to permit Holder to exercise this Option on or before such record date. There shall be no adjustment in the number of shares of Stock for which this Option may be exercised or the Exercise Price by virtue of such rights offering or by

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 2
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

          virtue of any sale of any class of securities of Company pursuant to such rights offering; and

               (4) if the Company declares a dividend to its shareholders of securities of any subsidiary of the Company, Holder, upon exercise thereof, shall be entitled to receive the shares of such securities that Holder would have been entitled to receive at the same aggregate Exercise Price if Holder's Options had been exercised immediately prior to such dividend.

          B. In the event at any time prior to the expiration of this Option of any reorganization or reclassification of the outstanding shares of Stock (other than a change in per value, or from no par value to par value, or from par value to nor par value, or as a result of a subdivision or combination), Holder shall have the right, but not the obligation, to exercise this Option. Upon such exercise, Holder shall have the right to receive the same kind and number of shares of stock and other securities, cash or other property as would have been distributed to Holder upon such reorganization or reclassification had Holder exercised this Option immediately prior to such reorganization or reclassification. Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Option. If any such reorganization or reclassification results in a cash distribution in excess of the Exercise Price provided by this Option, Holder may, at Holder's option, exercise this Option without making payment of the Exercise Price, and in such case Company shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder, shall deduct an amount equal to the Exercise Price from the amount payable to Holder.

          C. If Company shall, at any time prior to the expiration of this Option, dissolve, liquidate or wind up its affairs, Holder shall have the right, but not the obligation, to exercise this Option. Upon such exercise Holder shall have the right to receive, in lieu of the shares of Stock that Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to Holder upon any such dissolution, liquidation or winding up with respect to such shares of Stock had Holder been the holder of record of such shares of Stock receivable upon exercise of this Option on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided for by this Option, Holder may, at Holder's option, exercise this Option without making payment of the Exercise Price and, in such case, Company shall, upon distribution to Holder, consider the Exercise Price to have been paid in full, and in making settlement to Holder shall deduct an amount equal to the Exercise Price from the amount payable to Holder.

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 3
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

          D. In the event at any time prior to the expiration of this Option that Company is merged into or consolidated with another corporation under circumstances where Company is not the surviving corporation, or more than fifty percent (50%) of the outstanding voting securities of Company are owned by another corporation as a result of such merger or consolidation, then at the election of the Board of Directors of Company:

               (1) the successor entity shall assume Company's obligations hereunder and Holder shall be entitled, upon exercise of this Option, to receive in lieu of shares of Stock shares of such stock or other securities as the holder of shares of Stock received pursuant to the terms of the merger or consolidation, or

               (2) this Option may be canceled by the Board of Directors of Company as of the effective date of any such merger or consolidation, provided that:

                   (a) written notice of such cancellation shall be given to
               Holder, and

                   (b) Holder shall have the right to exercise this Option in full during a thirty day period preceding the effective date of such merger or consolidation.

          E. Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by Company) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section.

          F. Whenever the number of shares of Stock purchasable upon the exercise of this Option is adjusted as herein provided, the Exercise Price shall be adjusted by multiplying the applicable Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Stock purchasable upon exercise of this Option immediately prior to such adjustment and the denominator of which shall be the number of shares of Stock purchasable immediately after such adjustment.

     6.   Officer's Certificate.  Whenever the number of Option Shares or the
          ---------------------
Exercise Price shall be adjusted as required by the provisions of Section 5 hereof, Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, a certificate of the chief executive officer of Company setting forth the number and kind of shares purchasable, as so adjusted, stating that such adjustments in the number

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 4
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

or kind of shares or other securities conform to the requirements of Section 5 of this Option, and setting forth a brief statement of the facts accounting for such adjustments. Promptly after receipt of such certificate, the Company will deliver, by first-class, postage pre-paid mail, a brief summary thereof (to be supplied by the Company) to the Holder; provided, however, that failure to file
                                        --------  -------
or to give any notice required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under Section
5. Each such officer's certificate shall be made available at all reasonable times during reasonable hours for inspection by Holder.

     7.   Notice to Holder.  So long as this Option shall be outstanding, if:
          ----------------

          A. Company shall pay any dividend or make any distribution upon the Stock otherwise than in cash or

          B. Company shall offer to the holders of Stock for subscription or purchase by them any shares of any class of stock of the Company or any other rights or

          C. There shall be any capital reorganization of Company, reclassification of the capital stock of Company, consolidation or merger of Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of Company, or voluntary or involuntary dissolution, liquidation or winding up of company, then in any such event, Company shall cause to be mailed by certified mail to Holder, at least twenty (20) days prior to the relevant date described below, a notice containing a brief description of the proposed action and stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or such merger, reclassification, organization, consolidation, lease, transfer or conveyance, dissolution, liquidation or winding up and the date or expected date as of which the holders of Stock of record shall be entitled to exchange their shares of Stock for securities or other property deliverable upon such event.

     8.   Option Certificate Holder Not Deemed a Stockholder. Holder shall not,
          --------------------------------------------------
solely because of holding the Option, be entitled to vote, receive dividends or be deemed the holder of Common Stock or any other securities of the Company which at any time may be issuable on the exercise of the Options for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any time thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 7 hereof), or to receive dividend or

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 5
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

subscription rights, or otherwise, until such Option Certificate shall have been exercised in accordance with the provisions hereof and the receipt of the Exercise Price and any other amounts payable upon such exercise by the Company.

     9.   Issuance of Shares Certificates.  Holder expressly acknowledges that
          -------------------------------
the Shares of Common Stock issued upon any exercise of this Option are restricted securities and shall be evidenced by a certificate or certificates in the form approved by the Board of Directors and, subject to registration of such shares under the Act, each such certificate shall bear the following legend:

     The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state or pursuant to one or more exemptions therefrom. Such shares may not be sold, transferred or otherwise disposed of in the absence of such registration unless the Company is furnished with an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is exempt from registration under such laws.

     10.  Agreement of Holder.  The Holder, by accepting this Option consents
          -------------------
and agrees with the Company that:

          A. The Options are transferable on the registry books of the Company only upon the terms and conditions set forth in this Option; and

          B. The Company may deem and treat the person in whose name the Option is registered as the absolute owner of the Option (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Option Agent) for all purposes whatever and the Company shall not be affected by any notice to the contrary, except as set forth in Section 4 of this Option.

     11.  Governing Law.  This Option shall be construed in accordance with the
          -------------
laws of the State of Texas applicable to contracts executed and to be performed wholly within such state.

     12.  Notice.  Notices and other communications to be given to Holder of the
          ------
Options evidenced hereby shall be delivered by hand or by certified first-class mail, postage prepaid, return receipt requested, addressed to Holder at ________________________________________________________________________ (until another address is filed in writing by the Holder with the Company). Notices or other communications to Company shall be deemed to have been sufficiently give if delivered by hand or by first-class mail, postage prepaid to Company at 1010-1020 North University Parks Drive, Waco, TX 76707, or such other address as Company shall have designated

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 6
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

by written notice to such registered owner as herein provided.   Notice by mail
shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

     13.  Successors.  All the covenants and provisions of this Option by or for
          ----------
the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder, and all covenants and provisions of this Option by or for the benefit of the Holder of this Option shall bind and inure to the benefit of the registered holder of the Options.

     14.  Termination.  This Agreement shall terminate as of the close of
          -----------
business on the Expiration Date, or such earlier date upon which all Options shall have been exercised.

     15.  Benefits of This Agreement.  Nothing in this Agreement or in the
          --------------------------
Option Certificates shall be construed to give to any person or corporation other than the Company, and its respective successors and assigns hereunder and the registered holders of the Options any legal or equitable right, remedy or claim under this warrant, but this Agreement shall be for the sole and exclusive benefit of the Company and its respective successors and assigns hereunder and the registered holders of the Options.

     16.  Transfer Books.  The Company will at no time close its transfer books
          --------------
against the transfer of this Option in any manner which interferes with the timely exercise of this Option.

     17.  Amendment.  This Option Certificate may be modified or amended and any
          ---------
provision hereof may be waived only be a writing executed by the Company and the Holder.

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 7
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

     IN WITNESS WHEREOF, Company and Holder have executed this Non-Qualified Stock Option Agreement as of the date set forth above.


                              COMPANY:

                              THE DWYER GROUP, INC.

                              BY:   /s/ Robert E. Tunmire
                                 -----------------------------------------
                                    Robert E. Tunmire, President
ATTEST:

/s/ Dina Dwyer-Owens
---------------------------
Dina Dwyer-Owens, Secretary


                              HOLDER:

                              /s/ W. Paul Woody
                              --------------------------------------------
                              W. Paul Woody


     THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR TRANSFERRED IN WHOLE OR IN PART, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), HAS BEEN DECLARED EFFECTIVE WITH RESPECT TO SUCH SECURITIES, OR COUNSEL SATISFACTORY TO THE DWYER GROUP, INC. HAS RENDERED AN OPINION TO THE DWYER GROUP, INC. IN FORM AND SUBSTANCE SATISFACTORY TO THE DWYER GROUP, INC. THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT OR THE RULES AND REGULATIONS THEREUNDER.

NON-QUALIFIED STOCK OPTION AGREEMENT--PAGE 8
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

                                 PURCHASE FORM

                                                         Dated ___________, 19__

     The undersigned hereby irrevocably elects to exercise the within Option to the extent of purchasing _______________shares of Stock and hereby makes payment of $____________in payment of the actual exercise price thereof.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name:            W. Paul Woody
          ---------------------------------------------------------

Address:
          ---------------------------------------------------------

Signature:
          ---------------------------------------------------------